UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 29, 2010 (October 28, 2010)

Duff & Phelps Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 871-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2010, Duff & Phelps Corporation (the “Company”) issued a press release to correct certain information in the “Results of Operations by Segment” table of its earnings release, originally issued October 28, 2010, announcing its financial results for the three and nine months ended September 30, 2010.  A copy of the corrected press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated in this report as if fully set forth herein.  All information in the press release is furnished but not filed. The Company is filing this Form 8-K/A to amend the Current Report on Form 8-K filed on October 28, 2010.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

99.2    Press Release, dated October 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

By:	/s/ Edward S. Forman .
Name:	Edward S. Forman
Title:	Executive Vice President,
General Counsel and Secretary

Dated:  October 29, 2010

DUFF & PHELPS CORPORATION
CURRENT REPORT ON FORM 8-K/A
Report dated October 29, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.2	Press Release, dated October 28, 2010.